UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22709
                                                    -----------

                       First Trust Exchange-Traded Fund V
       ------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
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              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
       ------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: December 31
                                              -------------

                  Date of reporting period: December 31, 2016
                                           -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

First Trust Exchange-Traded Fund V
--------------------------------------------------------------------------------

      First Trust Morningstar Managed Futures Strategy
      Fund (FMF)

------------------------
Annual Report
For the Year Ended
December 31, 2016
------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

          FIRST TRUST MORNINGSTAR MANAGED FUTURES STRATEGY FUND (FMF)
                                 ANNUAL REPORT
                               DECEMBER 31, 2016

Shareholder Letter.........................................................    1
Fund Performance Overview..................................................    2
Portfolio Commentary.......................................................    4
Understanding Your Fund Expenses...........................................    6
Consolidated Portfolio of Investments......................................    7
Consolidated Statement of Assets and Liabilities...........................    9
Consolidated Statement of Operations.......................................   10
Consolidated Statements of Changes in Net Assets...........................   11
Consolidated Financial Highlights..........................................   12
Notes to Consolidated Financial Statements.................................   13
Report of Independent Registered Public Accounting Firm....................   20
Additional Information.....................................................   21
Board of Trustees and Officers.............................................   25
Privacy Policy.............................................................   27

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Morningstar Managed Futures Strategy Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of investments owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

          FIRST TRUST MORNINGSTAR MANAGED FUTURES STRATEGY FUND (FMF)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2016

Dear Shareholders:

Now that 2016 is over, many will remember some of the historic events that occurred during the year: from the Brexit vote in the UK to leave the European Union, to the results of the U.S. Presidential Election which seemed unlikely at the beginning of the year, to the first World Series Championship for the Chicago Cubs in 108 years!

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this annual report which contains detailed information about your investment for the 12 months ended December 31, 2016, including a performance analysis and the financial statements for you to review. We encourage you to read this report and discuss it with your financial advisor.

On November 8, Donald J. Trump was elected to become the 45th president in our country's history. While no one has a crystal ball and the ability to predict how his presidency will shape the United States (and the world), there is no doubt that his populist message resonated for many Americans. And his message of improving lives for the "average" American, while reducing the size and scope of the federal government, also won him millions of votes. Many of his supporters believe that with his background in business, President Trump will make policy changes that will continue to grow the economy and spur stock markets even higher. Many analysts predicted the Dow Jones Industrial Average would hit a new benchmark, 20,000, in the first days of the New Year. As with all change and a new administration, only time will tell.

As of December 31, 2016, the S&P 500(R) Index was up 11.96% calendar year-to-date, on a total return basis, as measured by Bloomberg. The current bull market (measuring from March 9, 2009 through December 31, 2016) is the second longest in history. We remain bullish on the economy, but continue to have a long-term perspective. We believe investors should think long-term as well, since no one can predict volatility and the inevitable ups and downs that occur in the market.

Thank you for your investment in First Trust Morningstar Managed Futures Strategy Fund and for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue our relentless focus on bringing the types of investments that we believe could help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST MORNINGSTAR MANAGED FUTURES STRATEGY FUND (FMF)

First Trust Morningstar Managed Futures Strategy Fund's (the "Fund") investment objective is to seek to provide investors with positive returns. The Fund is an actively managed exchange-traded fund ("ETF") that seeks to achieve positive returns that are not directly correlated to broad market equity or fixed income returns. The Fund uses as a benchmark, the Morningstar(R) Diversified Futures Index(SM) (the "Benchmark"), which is developed, maintained and sponsored by Morningstar, Inc. ("Morningstar"). The Fund seeks to exceed the performance of the Benchmark by actively selecting investments for the Fund with varying maturities from the underlying components of the Benchmark. The Fund is not an "index tracking" ETF and is not required to invest in all of the components of the Benchmark. However, the Fund will generally seek to hold similar instruments to those included in the Benchmark and seek exposure to commodities, currencies and equity indices included in the Benchmark.

The Fund is not sponsored, endorsed, sold or promoted by Morningstar. Morningstar's only relationship to the Fund is the licensing of certain service marks and service names of Morningstar and of the Benchmark, which is determined, composed and calculated by Morningstar without regard to the Fund's advisor or the Fund. The Fund is not obligated to invest in the same instruments included in the Benchmark. There can be no assurance that the Fund's performance will exceed the performance of the Benchmark at any time.

Under normal market conditions, the Fund, through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"), invests in a portfolio of exchange-listed commodity futures, currency futures and equity index futures (collectively, "Futures Instruments").

The Fund does not invest directly in Futures Instruments. The Fund gains exposure to these investments exclusively by investing in the Subsidiary. The Subsidiary is advised by First Trust Advisors L.P., the Fund's advisor.

-------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
                                                                                               AVERAGE ANNUAL     CUMULATIVE
                                                                                               TOTAL RETURNS     TOTAL RETURNS
                                                                                                 Inception         Inception
                                                                               1 Year Ended       (8/1/13)         (8/1/13)
                                                                                 12/31/16       to 12/31/16       to 12/31/16
FUND PERFORMANCE
NAV                                                                               -4.33%           -1.06%           -3.56%
Market Price                                                                      -3.22%           -1.02%           -3.43%

INDEX PERFORMANCE
Morningstar(R) Diversified Futures Index(SM)                                      -2.80%            0.03%            0.09%
Bank of America Merrill Lynch 0-3 Month US T-Bill Index                            0.33%            0.13%            0.44%
S&P 500(R) Index                                                                  11.96%           10.59%           41.04%
-------------------------------------------------------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Average annual total returns" represent the average annual change in value of an investment over the period indicated. "Cumulative total returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, index returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, index returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MORNINGSTAR MANAGED FUTURES STRATEGY FUND (FMF)

                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                 AUGUST 1, 2013 - DECEMBER 31, 2016

            First Trust Morningstar       Morningstar(R)           Bank of America
            Managed Futures Strategy    Diversified Futures    Merrill Lynch 0-3 Month    S&P 500(R)
                   Fund (FMF)                Index(SM)             US T-Bill Index          Index
8/1/13              $10,000                   $10,000                  $10,000             $10,000
12/31/13             10,387                    10,352                   10,001              10,929
6/30/14              10,231                    10,276                   10,003              11,709
12/31/14             10,127                    10,235                   10,004              12,425
6/30/15              10,289                    10,416                   10,005              12,578
12/31/15             10,076                    10,298                   10,010              12,597
6/30/16               9,840                    10,155                   10,025              13,081
12/31/16              9,644                    10,009                   10,044              14,104

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of investments and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH DECEMBER 31, 2016 The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 2, 2013 (commencement of trading) through December 31, 2016. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/2/13 - 12/31/13           46                0              1              1
1/1/14 - 12/31/14           67               16             28             40
1/1/15 - 12/31/15           27               13             39              1
1/1/16 - 12/31/16           54                1              0              1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/2/13 - 12/31/13           55                2              0              0
1/1/14 - 12/31/14           66               33              0              2
1/1/15 - 12/31/15           58               94             17              3
1/1/16 - 12/31/16           37              116             43              0

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

          FIRST TRUST MORNINGSTAR MANAGED FUTURES STRATEGY FUND (FMF)
                         DECEMBER 31, 2016 (UNAUDITED)

                               INVESTMENT ADVISOR

First Trust Advisors L.P. ("First Trust"), located in Wheaton, Illinois, is the investment advisor, commodity pool operator and commodity trading advisor to the First Trust Morningstar Managed Futures Strategy Fund (the "Fund" or "FMF"). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund's portfolio and certain other services necessary for the management of the portfolio. First Trust serves as advisor for four mutual fund portfolios, 10 exchange-traded funds consisting of 114 series, 16 closed-end funds, a variable insurance trust consisting of three series and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"), also located in Wheaton, Illinois.

                           PORTFOLIO MANAGEMENT TEAM

JOHN GAMBLA - CFA, FRM, PRM, SENIOR PORTFOLIO MANAGER

ROB A. GUTTSCHOW - CFA, SENIOR PORTFOLIO MANAGER

                                   COMMENTARY

FIRST TRUST MORNINGSTAR MANAGED FUTURES STRATEGY FUND

The First Trust Morningstar Managed Futures Strategy Fund (the "Fund" or "FMF") is an actively managed exchange-traded fund. The Fund's investment objective is to seek to achieve positive total returns that are not directly correlated to the broad market equity or fixed income returns. The Fund seeks to provide returns that exceed the performance of the Morningstar(R) Diversified Futures IndexSM (the "Benchmark"). The Benchmark seeks to reflect trends (in either direction) in the commodity futures, currency futures, and equity index futures markets. The Benchmark is a fully collateralized futures index that includes highly-liquid, exchange-listed futures contracts in commodities, currencies, and equity indexes. The Fund will generally seek to hold similar instruments to those included in the Benchmark. This commentary discusses the 12-month market and Fund performance ended December 31, 2016.

OVERALL MARKET RECAP

U.S. economic growth was modest during the fiscal 12-month period ended December 31, 2016, with U.S. GDP growth estimated to be 2.0% annualized. The U.S. unemployment rate declined throughout the year, falling from 5.0% to 4.7% during the fiscal period. The total number of non-farm payroll jobs added to the U.S. economy during the fiscal period, as measured by the Bureau of Labor Statistics, was approximately 2.16 million. The overall steady performance of the U.S. economy and the slight improvement in the unemployment rate, combined with a patient, wait and see approach by the Federal Reserve Open Market Committee ("FOMC"), boosted equity markets throughout the year. These factors thereby lifted U.S. equity markets (S&P 500(R), the "Index") to a total return of 11.96% for the fiscal period.

While negative for the first two months of 2016, equities were up the remainder of the year on improving earnings forecasts. The surprise Brexit vote in late June, where voters in the UK chose to leave the European Union, created a short bout of downward volatility which was quickly erased in July. Equity markets drifted sideways to downward from July to November, as the results of the U.S. election were eagerly awaited. Perhaps as shocking as the Brexit vote, Donald Trump won a clear majority in the Electoral College, sparking a two month rally that added 5.0% to the Index's total return for the year.

Throughout the year, bond prices rallied as the FOMC pushed potential rate hikes further into the future. Rates on the 10-year U.S. Treasury reached a fiscal period low in early July at 1.35%. Similar to equities, bond yields then drifted higher from late July to early November awaiting the outcome of the U.S. election. Bond market reaction was swift and negative to the election results as President-Elect Trump's proposed policies of lower taxes and stimulus spending were perceived to be pro-growth/inflationary and therefore bad for bonds. Ten-year Treasury yields rose 0.40% in the week after the election and finished the year 0.59% higher than on election night. For the year, the 10-year Treasury yield was up 0.17%.

Trump's election and the range of expected policy changes, including the potential for a more aggressive FOMC, helped boost the U.S. Dollar Index by 3.6% for the fiscal period. Commodities, as measured by the Bloomberg Commodity Index, posted their first positive year since 2010, rising in price by 11.77%.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST MORNINGSTAR MANAGED FUTURES STRATEGY FUND (FMF)
                         DECEMBER 31, 2016 (UNAUDITED)


FUND PERFORMANCE

The Fund's performance for the 12-month period ended December 31, 2016 was -4.33% on a net asset value ("NAV") basis and -3.22% on a market price basis. The Benchmark returned -2.80% over the same period.

The Fund generally will seek to hold similar instruments to those included in the Benchmark. The Benchmark determines its holdings once a year in December on the "reconstitution date." On the reconstitution date, 50% of the Benchmark exposure is allocated to commodity futures and the other 50% is allocated equally to global currencies and global equity index futures. The benchmark is rebalanced on a quarterly basis (March, June, September, and December) to its strategic allocation of 50%/25%/25% to commodity futures, equity index futures, and currency futures, respectively. Once a month, a one-year moving average rule is used to determine whether the Benchmark and the Fund are long or short on their exposure to each of the individual futures contracts representing commodities, equity indices, or currencies. If the current price is above the moving average, the Fund is long while if the current price is below the one year moving average, the Fund is short. For energy futures contracts (natural gas, WTI crude, Brent crude, heating oil, gas oil, and gasoline), the Fund goes flat rather than short if the current price is below the one year moving average price.

During this performance period, the Fund entered the period short 20% global equity futures, short 25% global currencies (long dollar), and short 20% commodities. Long positions were limited to a 4% long position in global equity futures and a 4.5% long position in commodities. During the year, equity and commodity markets rallied and the dollar traded in a broad range before rallying after the surprise result of the U.S. election.

Throughout the year, the Fund gradually decreased its short equity exposure and increased its long equity exposure as global equity markets rallied. At year end, the Fund was long all nine global equity index futures contained within the Benchmark, with approximate total equity notional exposure of 25% of Fund NAV. The top performing markets for the Fund were the DAX futures contracts and S&P 500(R) Index futures contracts while the NKY 225 futures contracts were the bottom performers. The positive contribution to returns from the equity futures contracts was primarily driven by the Fund being long equity markets during the post-election rally.

Currency futures detracted slightly from Fund performance as the dollar weakened throughout the first nine months of the year only to rally post-election. The best performing currency exposure for the year was the British pound, which the Fund was short throughout the year. The pound fell dramatically post Brexit vote, which benefitted the Fund's short position. The two worst performing currency positions were the euro and Australian dollar futures contracts. The euro and Australian dollar positions switched from long to short several times throughout the year, resulting in trading losses. At year end, the Fund was long the Australian and Canadian dollar and short the euro, the British pound, the Japanese yen and the Swiss franc.

Commodities exposure detracted from Fund performance as commodity markets transitioned from a long-term down trend to a more positive trending market. The resultant up and down volatility resulted in trading losses in many of the agricultural contracts such as corn, soymeal, wheat, and lean hogs. Corn was the worst performing position in the Fund for the year, as the Fund was short corn into the sharp rally in May and June, only to switch to a long position as corn turned and fell sharply in late June and July. At year end, the Fund was long 33% commodities and short 14%. Of particular note, the Fund at year end was long all six energy-related contracts with a total long exposure of 23% of Fund NAV.

Please see the Consolidated Portfolio of Investments for a complete list of all positions within the portfolio as of December 31, 2016.

MARKET AND FUND OUTLOOK

Today, we believe the Fund is well positioned to achieve its investment objective. The Fund's broad palette of investments, combined with its long/short trend following system, provide the Fund with the potential to profit in a variety of economic environments and to do so in such a manner as to be uncorrelated with traditional long-only stock and bond market indexes. We believe that the Benchmark's methodology and the active management of the Fund around that Benchmark will continue to produce strong risk-adjusted returns that are uncorrelated with traditional long-only equity and bond markets.

FIRST TRUST MORNINGSTAR MANAGED FUTURES STRATEGY FUND (FMF)
UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2016 (UNAUDITED)

As a shareholder of First Trust Morningstar Managed Futures Strategy Fund (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2016.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

----------------------------------------------------------------------------------------------------------------------------
                                                                                             ANNUALIZED
                                                                                            EXPENSE RATIO      EXPENSES PAID
                                                    BEGINNING             ENDING            BASED ON THE        DURING THE
                                                  ACCOUNT VALUE        ACCOUNT VALUE          SIX-MONTH          SIX-MONTH
                                                  JULY 1, 2016       DECEMBER 31, 2016         PERIOD           PERIOD (a)
----------------------------------------------------------------------------------------------------------------------------
FIRST TRUST MORNINGSTAR MANAGED FUTURES STRATEGY FUND (FMF)
Actual                                              $1,000.00            $  980.00              0.99%              $4.93
Hypothetical (5% return before expenses)            $1,000.00            $1,020.16              0.99%              $5.03

(a) Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (July 1, 2016 through December 31, 2016), multiplied by 184/366 (to reflect the one-half year period).

FIRST TRUST MORNINGSTAR MANAGED FUTURES STRATEGY FUND (FMF)
CONSOLIDATED PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

Besides the following listed futures contracts of the Fund's wholly-owned subsidiary, there were no investments held by the Fund at December 31, 2016.

The following futures contracts of the Fund's wholly-owned subsidiary were open at December 31, 2016 (see Note 2B - Futures Contracts in the Notes to Consolidated Financial Statements):

                                                                                                        UNREALIZED
                                                         NUMBER         NOTIONAL       EXPIRATION     APPRECIATION/
                                                      OF CONTRACTS        VALUE           DATE        (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS LONG:
-------------------------------------------------------------------------------------------------------------------------
Australian Dollar Currency Futures                         2           $   149,430       Mar-17       $       (5,390)
Brent Crude Oil Futures                                    8               448,160       Jan-17                6,400
Canadian Dollar Currency Futures                           1                74,990       Mar-17                 (575)
CAC 40(R) 10 Euro Index Futures                            3               151,439       Mar-17                2,005
Copper Futures                                             2               130,087       Mar-17               (4,812)
Cotton No. 2 Futures                                       2                71,131       Mar-17                 (481)
DAX  MINI Index Futures                                    4               237,752       Mar-17                3,621
FTSE 100 Index Futures                                     2               170,441       Mar-17                3,327
FTSE MIB Index Futures                                     1                99,660       Mar-17                1,421
IBEX 35 Index Futures                                      1                98,465       Jan-17                 (427)
Low Sulphur Gasoil "G" Futures                             8               395,200       Feb-17                8,600
Natural Gas Futures                                        9               307,720       Feb-17               23,840
NIKKEI 225 (OSE) Futures                                   1               158,032       Mar-17                5,390
NY Harbor ULSD Futures                                     4               283,718       Jan-17                6,619
RBOB Gasoline Futures                                      4               268,850       Feb-17               14,465
S&P 500 E-mini Futures                                    11             1,237,858       Mar-17               (7,947)
S&P TSX 60 IX Futures                                      1               133,646       Mar-17                  (45)
Soybean Futures                                            8               416,250       May-17              (11,250)
Soybean (Meal) Futures                                     3                97,615       Mar-17               (2,635)
Soybean Oil Futures                                        4                85,382       Mar-17               (2,198)
SPI 200 Index Futures                                      1                99,570       Mar-17                2,021
Sugar #11 (World) Futures                                  9               207,770       Feb-17              (11,110)
WTI Crude Futures                                          8               423,600       Jan-17                6,160
                                                                       -----------                    --------------
                                                                       $ 5,746,766                    $       36,999
                                                                       -----------                    --------------

-------------------------------------------------------------------------------------------------------------------------
FUTURES CONTRACTS SHORT:
-------------------------------------------------------------------------------------------------------------------------
British Pound Currency Futures                             7           $  (555,625)      Mar-17       $       14,963
Cocoa Futures                                              3               (68,780)      Mar-17                5,000
Coffee "C" Futures                                         2              (107,363)      Mar-17                4,575
Corn Futures                                              17              (309,212)      May-17                5,337
Euro FX Currency Futures                                   8            (1,067,900)      Mar-17               10,500
Gold 100 oz Futures                                        3              (354,640)      Feb-17                9,130
Japanese Yen Currency Futures                              3              (319,013)      Mar-17               (3,375)
Lean Hogs Futures                                          3               (68,382)      Feb-17              (10,998)
Live Cattle Futures                                        3              (132,840)      Feb-17               (6,420)
Silver Futures                                             2              (162,150)      Mar-17                2,260
Swiss Franc Currency Futures                               1              (123,937)      Mar-17                  613
Wheat Futures                                              7              (152,003)      May-17                4,828
                                                                       -----------                    --------------
                                                                       $(3,421,845)                   $       36,413
                                                                       -----------                    --------------
                                                             TOTAL     $ 2,324,921                    $       73,412
                                                                       ===========                    ==============


                See Notes to Consolidated Financial Statements            Page 7

FIRST TRUST MORNINGSTAR MANAGED FUTURES STRATEGY FUND (FMF)
CONSOLIDATED PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2016

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Consolidated Financial Statements):

                                                 ASSETS TABLE

                                                                                         LEVEL 2         LEVEL 3
                                                          TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                        12/31/2016        PRICES          INPUTS          INPUTS
                                                       ------------    ------------    ------------    ------------
Futures Contracts....................................  $   141,075     $    141,075    $         --    $         --
                                                       ============    ============    ============    ============


                                               LIABILITIES TABLE

                                                                                         LEVEL 2         LEVEL 3
                                                          TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
                                                        12/31/2016        PRICES          INPUTS          INPUTS
                                                       ------------    ------------    ------------    ------------
Futures Contracts....................................  $    (67,663)   $    (67,663)   $         --    $         --
                                                       ============    ============    ============    ============

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at December 31, 2016.


Page 8          See Notes to Consolidated Financial Statements

FIRST TRUST MORNINGSTAR MANAGED FUTURES STRATEGY FUND (FMF)
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2016

ASSETS:
Cash...................................................................       $    9,060,248
Cash segregated as collateral for open futures contracts...............              385,195
Receivables:
   Variation margin....................................................              141,075
                                                                              --------------
      Total Assets.....................................................            9,586,518
                                                                              --------------
LIABILITIES:
Payables:
   Variation margin....................................................               67,663
   Investment advisory fees............................................                6,896
                                                                              --------------
      Total Liabilities................................................               74,559
                                                                              --------------
NET ASSETS.............................................................       $    9,511,959
                                                                              ==============
NET ASSETS CONSIST OF:
Paid-in capital........................................................       $    9,440,490
Par value..............................................................                2,020
Accumulated net investment income (loss)...............................               (3,880)
Accumulated net realized gain (loss) on futures contracts and foreign
   currency transactions...............................................                   --
Net unrealized appreciation (depreciation) on futures contracts and
   foreign currency translation........................................               73,329
                                                                              --------------
NET ASSETS.............................................................       $    9,511,959
                                                                              ==============
NET ASSET VALUE, per share.............................................       $        47.09
                                                                              ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................              202,000
                                                                              ==============


                See Notes to Consolidated Financial Statements            Page 9

FIRST TRUST MORNINGSTAR MANAGED FUTURES STRATEGY FUND (FMF)
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2016

INVESTMENT INCOME:
Interest...............................................................       $       12,555
                                                                              --------------
   Total investment income.............................................               12,555
                                                                              --------------
EXPENSES:
Investment advisory fees...............................................               81,857
Interest expense on margin account.....................................                5,701
                                                                              --------------
   Total expenses......................................................               87,558
                                                                              --------------
NET INVESTMENT INCOME (LOSS)...........................................              (75,003)
                                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Futures.............................................................             (465,607)
   Foreign currency transactions ......................................                9,801
                                                                              --------------
Net realized gain (loss)...............................................             (455,806)
                                                                              --------------
Net change in unrealized appreciation (depreciation) on:
   Futures.............................................................               99,083
   Foreign currency translation........................................              (10,975)
                                                                              --------------
Net change in unrealized appreciation (depreciation)...................               88,108
                                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................             (367,698)
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................       $     (442,701)
                                                                              ==============


Page 10         See Notes to Consolidated Financial Statements

FIRST TRUST MORNINGSTAR MANAGED FUTURES STRATEGY FUND (FMF)
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   YEAR              YEAR
                                                                                  ENDED             ENDED
                                                                                12/31/2016        12/31/2015
                                                                              --------------    --------------
OPERATIONS:
   Net investment income (loss)............................................   $      (75,003)   $     (122,323)
   Net realized gain (loss)................................................         (455,806)          121,724
   Net change in unrealized appreciation (depreciation)....................           88,108           (64,514)
                                                                              --------------    --------------
   Net increase (decrease) in net assets resulting from operations.........         (442,701)          (65,113)
                                                                              --------------    --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold...............................................        2,350,623         2,585,913
   Cost of shares redeemed.................................................       (4,798,667)       (2,583,328)
                                                                              --------------    --------------
   Net increase (decrease) in net assets resulting from shareholder
     transactions..........................................................       (2,448,044)            2,585
                                                                              --------------    --------------
   Total increase (decrease) in net assets.................................       (2,890,745)          (62,528)

NET ASSETS:
   Beginning of period.....................................................       12,402,704        12,465,232
                                                                              --------------    --------------
   End of period...........................................................   $    9,511,959    $   12,402,704
                                                                              ==============    ==============
   Accumulated net investment income (loss) at end of period...............   $       (3,880)   $       13,284
                                                                              ==============    ==============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period.................................          252,000           252,000
   Shares sold.............................................................           50,000            50,000
   Shares redeemed.........................................................         (100,000)          (50,000)
                                                                              --------------    --------------
   Shares outstanding, end of period.......................................          202,000           252,000
                                                                              ==============    ==============


                See Notes to Consolidated Financial Statements           Page 11

FIRST TRUST MORNINGSTAR MANAGED FUTURES STRATEGY FUND (FMF)
CONSOLIDATED FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                                FOR THE PERIOD
                                                                      YEAR ENDED DECEMBER 31,                    8/1/2013 (a)
                                                        ----------------------------------------------------       THROUGH
                                                             2016                2015              2014           12/31/2013
                                                        --------------      --------------    --------------    --------------
Net asset value, beginning of period..................    $    49.22          $    49.47        $    50.73        $    50.00
                                                          ----------          ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..........................         (0.36)              (0.49)            (0.55)            (0.19)
Net realized and unrealized gain (loss)...............         (1.77)               0.24             (0.71)             2.13
                                                          ----------          ----------        ----------        ----------
Total from investment operations......................         (2.13)              (0.25)            (1.26)             1.94
                                                          ----------          ----------        ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net realized gain.....................................            --                  --                --             (1.21)
                                                          ----------          ----------        ----------        ----------
Net asset value, end of period........................    $    47.09          $    49.22        $    49.47        $    50.73
                                                          ==========          ==========        ==========        ==========
TOTAL RETURN (b)......................................         (4.33)%             (0.51)%           (2.50)%            3.87%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..................    $    9,512          $   12,403        $   12,465        $    5,174
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets.........          1.02% (c)           1.00% (c)         0.95%             0.95% (d)
Ratio of total expenses to average net assets
   excluding interest expense.........................          0.95%               0.95%             0.95%             0.95% (d)
Ratio of net investment income (loss) to average net
   assets.............................................         (0.87)%             (0.97)%           (0.94)%           (0.92)% (d)
Portfolio turnover rate (e)...........................             0%                  0%                0%                0%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation unit was established. First Trust Portfolios L.P. seeded the Fund on June 12, 2013, in order to provide initial capital required by SEC rules.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c) Ratios reflect interest expenses of 0.07% and 0.05% for the years ended December 31, 2016 and 2015, respectively, paid on futures margin accounts which are not covered under the annual unitary management fee.

(d)   Annualized

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions, derivatives and in-kind transactions.


Page 12         See Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

          FIRST TRUST MORNINGSTAR MANAGED FUTURES STRATEGY FUND (FMF)
                               DECEMBER 31, 2016

                                1. ORGANIZATION

First Trust Exchange-Traded Fund V (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on April 10, 2012, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of one fund, the First Trust Morningstar Managed Futures Strategy Fund (the "Fund"), a non-diversified series of the Trust, which trades under the ticker FMF on the NYSE Arca, Inc. and commenced operations on August 1, 2013. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." The Fund's Creation Units are generally issued and redeemed for cash, and in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek to provide investors with positive returns. Under normal market conditions, the Fund, through a wholly-owned subsidiary of the Fund, FT Cayman Subsidiary (the "Subsidiary"), organized under the laws of the Cayman Islands, invests in a portfolio of exchange-listed commodity futures, currency futures and equity index futures (collectively, "Futures Instruments"). The Fund will not invest directly in Futures Instruments. The Fund seeks to gain exposure to these investments exclusively by investing in the Subsidiary. The Fund's investment in the Subsidiary may not exceed 25% of the Fund's total assets at the end of each fiscal quarter.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The consolidated financial statements include the accounts on a consolidated basis of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the consolidated financial statements. The preparation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Consolidated Portfolio of Investments. The Fund's investments are valued as follows:

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

If the Fund's investments are not able to be priced by their pre-established pricing methods, such investments may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. A variety of factors may be considered in determining the fair value of such investments.

Valuing the Fund's holdings using fair value pricing will result in using prices for those holdings that may differ from current market valuations. The Subsidiary's holdings will be valued in the same manner as the Fund's holdings.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST MORNINGSTAR MANAGED FUTURES STRATEGY FUND (FMF)
                               DECEMBER 31, 2016

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of December 31, 2016, is included with the Fund's Consolidated Portfolio of Investments.

B. FUTURES CONTRACTS

The Fund, through the Subsidiary, may purchase and sell exchange-listed commodity, currency and equity index futures contracts. When the Subsidiary purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., commodity, currency or equity index) at a specified future date. When the Subsidiary sells or shorts a listed futures contract, it agrees to sell a specified reference asset (e.g., commodity, currency or equity index) at a specified future date. The price at which the purchase and sale will take place is fixed when the Subsidiary enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange's clearing corporation. Margin deposits are posted as collateral with the clearing broker and, in turn, with the exchange clearing corporation.

      1. EXCHANGE-LISTED COMMODITY FUTURES CONTRACTS -- Commodity futures contracts are generally based upon commodities within the six principal commodity groups: energy, industrial metals, agriculture, precious metals, foods and fibers, and livestock. The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the "convenience yield"). To the extent that these storage costs change for an underlying commodity while the Fund is in a long position on that commodity, the value of the futures contract may change proportionately.

      2. INDEX FUTURES CONTRACTS -- An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and the price at which the futures contract was originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the index at the expiration of the contract.

      3. CURRENCY FUTURES CONTRACTS -- Currency futures contracts are transferable futures contracts that specify a price at which a currency can be bought or sold at a future date. Currency future contracts allow investors to hedge against foreign currency exchange risk. Because currency futures contracts are marked-to-market daily, investors can exit their obligation to buy or sell the currency prior to the contract's delivery date by closing out the position. With currency futures contracts, the price is determined when the contract is signed, just as it is in the foreign currency exchange market, and the currency pair is exchanged on the delivery date, which is usually sometime in the distant future.

Upon entering into a futures contract, the Subsidiary must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of "Net change in unrealized appreciation (depreciation) on futures" on the Consolidated Statement of Operations. This daily fluctuation in value of the contract is also known as variation margin and is included as "Variation margin" payable or receivable on the Consolidated Statement of Assets and Liabilities.

When the Subsidiary purchases or sells a futures contract, the Subsidiary is required to collateralize its position in order to limit the risk associated with the use of leverage and other related risks. To collateralize its position, the Subsidiary segregates assets consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the unrealized depreciation of the futures contract or otherwise collateralize its position in a manner consistent with the 1940 Act or the 1940 Act Rules and SEC interpretations thereunder. As the Subsidiary

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST MORNINGSTAR MANAGED FUTURES STRATEGY FUND (FMF)
                               DECEMBER 31, 2016

continues to engage in the described securities trading practices and properly segregates assets, the segregated assets will function as a practical limit on the amount of leverage which the Subsidiary may undertake and on the potential increase in the speculative character of the Subsidiary's outstanding portfolio investments. Additionally, such segregated assets generally ensure the availability of adequate funds to meet the obligations of the Subsidiary arising from such investment activities.

C. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are recorded on the identified cost basis. Interest income, if any, is recorded on the accrual basis.

D. CASH AND FOREIGN CURRENCY

The Fund holds assets equal to or greater than the full notional exposure of the future contracts. These assets may consist of cash and other short-term securities to comply with SEC guidance with respect to coverage of futures contracts by registered investment companies. The Fund also has restricted foreign currency held for margin requirements. At December 31, 2016, the Fund had restricted foreign currency of $15,920, proceeds of $16,003, in addition to restricted cash held of $369,275 which is included in "Cash segregated as collateral for open futures contracts" on the Consolidated Statement of Assets and Liabilities. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, futures contracts and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period.

Purchases and sales of futures contracts and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Consolidated Statement of Operations. Unrealized gains and losses on futures contracts which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on futures" on the Consolidated Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on foreign currency transactions and interest and dividends received as shown in "Net realized gain
(loss) on foreign currency transactions." The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain
(loss) on futures" on the Consolidated Statement of Operations.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the consolidated financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The Fund paid no distributions during the tax periods ended December 31, 2016 and December 31, 2015.

As of December 31, 2016, the components of distributable earnings on a tax basis for the Fund were as follows:

                                   Accumulated                 Net
          Undistributed            Capital and             Unrealized
            Ordinary                  Other               Appreciation
             Income                   Gains              (Depreciation)
        -----------------       -----------------       -----------------
           $     --               $    67,287              $    6,042

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST MORNINGSTAR MANAGED FUTURES STRATEGY FUND (FMF)
                               DECEMBER 31, 2016

F. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income, whether or not such earnings are distributed by the Subsidiary to the Fund. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. At December 31, 2016, the Fund had no capital loss carryforwards outstanding for federal income tax purposes. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2013, 2014, 2015 and 2016 remain open to federal and state audit. As of December 31, 2016, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's consolidated financial statements for uncertain tax positions.

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on futures on the Consolidated Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on futures. These adjustments are primarily due to the difference between book and tax treatment of net investment income from the Subsidiary. The results of operations and net assets were not affected by these adjustments. For the year ended December 31, 2016, the adjustments for the Fund were as follows:


                                   Accumulated
           Accumulated            Net Realized
         Net Investment            Gain (Loss)               Paid-in
          Income (Loss)            on Futures                Capital
        -----------------       -----------------       -----------------
          $    57,839             $   455,806            $   (513,645)

G. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by First Trust (See Note 3).

H. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Funds.

I. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the consolidated financial statements and disclosures.

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--------------------------------------------------------------------------------

          FIRST TRUST MORNINGSTAR MANAGED FUTURES STRATEGY FUND (FMF)
                               DECEMBER 31, 2016

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the investments in the Fund's and the Subsidiary's portfolios, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee. The Subsidiary does not pay First Trust a separate management fee.

The Trust has multiple service agreements with Brown Brothers Harriman & Co. ("BBH"). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund's investments and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                     4. PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2016, the cost of purchases and proceeds from sales of investment securities for the Fund, excluding short-term investments, derivatives, and in-kind transactions, were $0 and $0, respectively.

For the year ended December 31, 2016, the Fund did not have any in-kind purchases or sales.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Subsidiary at December 31, 2016, the primary underlying risk exposure and the location of these instruments as presented on the Consolidated Statement of Assets and Liabilities.

                                                   ASSET DERIVATIVES                             LIABILITY DERIVATIVES
                                      --------------------------------------------    --------------------------------------------
                                               CONSOLIDATED                                    CONSOLIDATED
DERIVATIVES                              STATEMENT OF ASSETS AND                         STATEMENT OF ASSETS AND
INSTRUMENT        RISK EXPOSURE            LIABILITIES LOCATION           VALUE            LIABILITIES LOCATION           VALUE
--------------    ----------------    ------------------------------   -----------    ------------------------------   -----------
Futures           Commodity Risk      Variation Margin Receivable      $    97,214    Variation Margin Payable         $    49,904
Futures           Equity Risk         Variation Margin Receivable           17,785    Variation Margin Payable               8,419
Futures           Currency Risk       Variation Margin Receivable           26,076    Variation Margin Payable               9,340

--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST MORNINGSTAR MANAGED FUTURES STRATEGY FUND (FMF)
                               DECEMBER 31, 2016

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the year ended December 31, 2016, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

CONSOLIDATED STATEMENT OF OPERATIONS LOCATION                        COMMODITY RISK       EQUITY RISK       CURRENCY RISK
------------------------------------------------------------------  -----------------  -----------------  -----------------
Net realized gain (loss) on futures                                    $ (415,339)        $ (14,624)         $ (35,644)
Net change in unrealized appreciation (depreciation) on futures            31,363            57,213             10,507

During the year ended December 31, 2016, the amounts of notional values of futures contracts opened and closed were as follows:

                                             Notional Amount*
                                       ----------------------------
Total Commodity Risk                                   $ 37,691,648
         Futures contracts Opened      $  19,530,277
         Futures contracts Closed         18,161,371
Total Equity Risk                                        27,752,300
         Futures contracts Opened         13,636,025
         Futures contracts Closed         14,116,275
Total Currency Risk                                      31,588,919
         Futures contracts Opened         15,377,576
         Futures contracts Closed         16,211,343


*Amounts based on activity levels during the period.

The Fund does not have the right to offset financial assets and financial liabilities related to futures contracts on the Consolidated Statement of Assets and Liabilities.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of the Fund, an Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Purchasers of Creation Units must pay to BBH, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST MORNINGSTAR MANAGED FUTURES STRATEGY FUND (FMF)
                               DECEMBER 31, 2016

the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2018.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the consolidated financial statements were issued, and has determined that there was the following subsequent event:

Effective January 3, 2017, the Chicago Mercantile Exchange ("CME") and LCH.Clearnet Limited ("LCH") amended their respective rulebooks to legally characterize variation margin payments -- for derivative contracts that are referred to as settled-to-market (STM) -- as settlements of the derivative's mark-to-market exposure and not collateral. These rulebook changes affect the entities that have derivatives cleared through the CME or LCH. Management is currently evaluating the impact, if any, of these rulebook changes to the Fund's consolidated financial statements and related disclosures.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST EXCHANGE-TRADED FUND V:

We have audited the accompanying consolidated statement of assets and liabilities of First Trust Morningstar Managed Futures Strategy Fund and Subsidiary (the "Fund"), a series of the First Trust Exchange-Traded Fund V, including the consolidated portfolio of investments, as of December 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Morningstar Managed Futures Strategy Fund and Subsidiary as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 23, 2017

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

          FIRST TRUST MORNINGSTAR MANAGED FUTURES STRATEGY FUND (FMF)
                         DECEMBER 31, 2016 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2016, the following percentages of ordinary income (including the short-term capital gain) distribution made by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:


        Dividends Received Deduction          Qualified Dividend Income
        ----------------------------          -------------------------
                   0.00%                                0.00%


                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD THE FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF FIRST TRUST EXCHANGE-TRADED FUND V.

The following summarizes some of the risks that should be considered for the Fund.

BENCHMARK RISK. The Fund seeks to exceed the performance of the Morningstar(R) Diversified Futures Index(SM) (the "Benchmark") by actively selecting investments for the Fund with varying maturities from the underlying components of the Benchmark. The Benchmark is entirely model-based. As market dynamics shift over time, the model may become outdated or inaccurate. The Benchmark and the Fund will take both long and short positions and should not be used as proxies for taking long-only positions. The Benchmark and the Fund could lose significant value during periods when long-only indexes rise. Similarly, the Benchmark and the Fund are not a substitute for short-only positions. The Benchmark is based on historical price trends. There can be no assurance that such trends will be reflected in future market movements. In markets without sustained price trends, or markets with significant price movements that quickly reverse, the Benchmark and the Fund may suffer significant losses. The Benchmark is based on the price of futures contracts. Futures contracts reflect the expected future value of a commodity, currency or equity index. The Benchmark and the Fund do not reflect "spot" prices. Spot prices reflect immediate delivery value, not expected future value.

CASH TRANSACTIONS RISK. The Fund will, under most circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange traded fund that effects its creations and redemption for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.

CLEARING BROKER RISK. The failure or bankruptcy of the Fund's and the Subsidiary's clearing broker could result in a substantial loss of Fund assets. Under current Commodity Futures Trading Commission ("CFTC") regulations, a clearing broker maintains customers' assets in a bulk segregated account. If a clearing broker fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker's bankruptcy. In that event, the clearing broker's customers, such as the Fund and the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker's customers.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST MORNINGSTAR MANAGED FUTURES STRATEGY FUND (FMF)
                         DECEMBER 31, 2016 (UNAUDITED)

COMMODITY RISK. The value of Futures Instruments typically is based upon the price movements of a physical commodity or an economic variable linked to such price movements. The prices of Futures Instruments may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes. An active trading market may not exist for certain commodities. Each of these factors and events could have a significant negative impact on the Fund.

COUNTERPARTY RISK. The Fund bears the risk that the counterparty to a commodity derivative or other contract with a third party may default on its obligations or otherwise fail to honor its obligations. If a counterparty defaults on its payment obligations, the Fund will lose money and the value of an investment in Fund shares may decrease. In addition, the Fund may engage in such investment transactions with a limited number of counterparties.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CURRENCY EXCHANGE RISK. The Fund holds investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

DERIVATIVES INVESTMENT RISK. The Fund, through the Subsidiary, invests in products generally referred to as "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, an underlying reference asset, such as a commodity, an index, or an interest or a currency exchange rate. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as credit risk, interest rate risk and market risk. In addition, they involve the risk that changes in the value of the derivative may not correlate perfectly or substantially with the underlying asset, rate or index. Fund losses are likely to occur if the values do not correlate as expected. Derivatives can be volatile and may be less liquid than other securities. A lack of liquidity could result in the Fund being unable to close out a derivatives transaction in a cost-efficient manner. Moreover, unlike a publicly traded security for which the value is readily ascertainable, derivatives may at times be difficult to value.

The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. Derivative instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. These risks are heightened when derivatives are used to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

The Fund's use of certain derivatives may create investment leverage. This means that the derivative position may provide the Fund with investment exposure greater than the value of the Fund's investment in the derivative. As a result, these derivatives may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund. The risk of loss from certain short derivative positions is theoretically unlimited. The Fund may at times be required to liquidate portfolio positions, including when it is not advantageous to do so, in order to comply with the guidance from the Securities and Exchange Commission regarding asset segregation requirements to cover certain derivative positions. The success of the Fund's derivatives strategies will depend on the Advisor's ability to manage these sophisticated instruments.

The U.S. government has recently enacted legislation which includes new regulation of derivatives markets. Because the legislation leaves much to rule making, and many rules are not yet final, the ultimate impact remains unclear. Regulatory changes could restrict the ability of the Fund and Subsidiary to engage in derivative transactions or increase the cost of these transactions, which may make it difficult or impossible for the Fund to pursue its investment strategy.

ETF RISK. An ETF trades like common stock and represents a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

FOREIGN COMMODITIES MARKETS RISK. The Fund, through the Subsidiary, engages in trading on commodity markets outside the United States on behalf of the Fund. Trading on such markets is not regulated by any United States government agency and may involve certain risks not applicable to trading on United States exchanges. The Fund may not have the same access to certain trades as do various other participants in foreign markets. Furthermore, as the Fund will determine its net assets in United States dollars, with respect to trading in foreign markets the Fund will be subject to the risk of fluctuations in the exchange rate between the local currency and dollars as well as the possibility of exchange controls. Certain futures contracts traded on foreign exchanges are treated differently for federal income tax purposes than are domestic contracts.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST MORNINGSTAR MANAGED FUTURES STRATEGY FUND (FMF)
                         DECEMBER 31, 2016 (UNAUDITED)

FREQUENT TRADING RISK. The Fund regularly purchases and subsequently sells, i.e., "rolls," individual commodity futures contracts throughout the year so as to maintain a fully invested position. As the commodity contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund's performance.

FUTURES RISK. The Fund invests in futures through the Subsidiary. All futures and futures-related products are highly volatile. Price movements are influenced by, among other things, changing supply and demand relationships; climate; government agricultural, trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; crop diseases; the purchasing and marketing programs of different nations; and changes in interest rates. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies.

GAP RISK. The Fund is subject to the risk that a commodity price will change from one level to another with no trading in between. Usually such movements occur when there are adverse news announcements, which can cause a commodity price to drop substantially from the previous day's closing price.

INCOME RISK. Income from the Fund's fixed income investments could decline during periods of falling interest rates.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the securities in the Fund will decline because of rising market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

INVESTMENT COMPANIES RISK. The Fund may invest in securities of other investment companies, including ETFs. As a shareholder in other investment companies, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the Fund will incur brokerage costs when purchasing and selling shares of ETFs or other exchange-traded investment companies.

LIQUIDITY RISK. The Fund invests in Futures Instruments, which may be less liquid than other types of investments. The illiquidity of Futures Instruments could have a negative effect on the Fund's ability to achieve its investment objective and may result in losses to Fund shareholders.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. The Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

MARKET RISK. The trading prices of commodities futures, fixed income securities and other instruments fluctuate in response to a variety of factors. The Fund's net asset value and market price may fluctuate significantly in response to these factors. As a result, an investor could lose money over short or long periods of time.

NON-CORRELATION RISK. The Fund's return may not correlate the return of the Benchmark for a number of reasons. For example, the Advisor may elect not to have the Fund's portfolio holdings exactly replicate the securities included in the Benchmark or the ratios between the securities included in the Benchmark. In addition, the Fund incurs operating expenses not applicable to the Benchmark, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Benchmark.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

NON-U.S. INVESTMENT RISK. The Fund may invest in commodity futures contracts traded on non-U.S. exchanges or enter into over-the-counter derivative contracts with non-U.S. counterparties. Transactions on non-U.S. exchanges or with non-U.S. counterparties present risks because they may not be subject to the same degree of regulation as their U.S. counterparts.

REGULATORY RISK. The Fund's investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is a

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST MORNINGSTAR MANAGED FUTURES STRATEGY FUND (FMF)
                         DECEMBER 31, 2016 (UNAUDITED)

rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

REPURCHASE AGREEMENT RISK. The Fund's investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

SHORT SALES RISK. The Fund may engage in "short sale" transactions. The Fund will lose value if the security or instrument that is the subject of a short sale increases in value. The Fund also may enter into a short derivative position through futures contracts, or short positions on currency futures. If the price of the security or derivative that is the subject of a short sale increases, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to a third party in connection with the short sale. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

SUBSIDIARY INVESTMENT RISK. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

TAX RISK. The Fund intends to treat any income it may derive from Futures Instruments (other than derivatives described in Revenue Rulings 2006 1 and 2006
31) received by the Subsidiary as "qualifying income" under the provisions of the Internal Revenue Code of 1986, as amended, applicable to "regulated investment companies" ("RICs"), based on a tax opinion received from special counsel which was based, in part, on numerous private letter rulings ("PLRs") provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent). Shareholders and potential investors should be aware, however, that in September 2016 the Internal Revenue Service released proposed Regulations that, if finalized in the form proposed, would limit the qualifying income from the Subsidiary to the income distributed in the same year in which the income is required to be included in the income of the Fund under the controlled foreign corporation rules. The Fund intends to distribute the income in the same year as the income is required to be included, but a failure to do so could cause the Fund to have non-qualifying income and potentially lose RIC status. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund's taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund's Board of Trustees may determine to reorganize or close the Fund or materially change the Fund's investment objective and strategies.

In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

The Fund may invest a portion of its assets in equity repurchase agreements. Recent changes in the law have the potential of changing the character and source of such instruments potentially subjecting them to unexpected U.S. taxation. Depending upon the terms of the contracts, the Fund may be required to indemnify the counterparty for such increased tax.

U.S. GOVERNMENT AND AGENCY SECURITIES RISK. The Fund may invest in U.S. government obligations. U.S. government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

VOLATILITY RISK. The Fund seeks to exceed the performance of the Benchmark. The Fund and the Benchmark are designed to capture the long-term economic benefits of rising or declining market trends. Frequent or significant short-term price movements could adversely impact the performance of the Benchmark and the Fund. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options because of the Fund's significant use of financial instruments that have a leveraging effect. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage and as a result, a relatively small price movement in a Futures Instrument may result in immediate and substantial losses to the Fund.

WHIPSAW MARKETS RISK. The Fund may be subject to the forces of "whipsaw" markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse. Such market conditions could cause substantial losses to the Benchmark and the Fund.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

          FIRST TRUST MORNINGSTAR MANAGED FUTURES STRATEGY FUND (FMF)
                         DECEMBER 31, 2016 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                   NUMBER OF           OTHER
                                                                                                 PORTFOLIOS IN    TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                 THE FIRST TRUST    DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                  FUND COMPLEX     HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR                 PRINCIPAL OCCUPATIONS               OVERSEEN BY       DURING PAST
   POSITION WITH THE TRUST          APPOINTED                  DURING PAST 5 YEARS                  TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician, Officer, Wheaton Orthopedics;          138        None
c/o First Trust Advisors L.P.                       Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,           o Since Inception   Limited Partnership (June 1992 to
  Suite 400                                         December 2016); Member, Sportsmed LLC
Wheaton, IL 60187                                   (April 2007 to November 2015)
D.O.B.: 04/51


Thomas R. Kadlec, Trustee       o Indefinite Term   President, ADM Investor Services, Inc.            138        Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                                Investor Services,
120 E. Liberty Drive,           o Since Inception                                                                Inc., ADM
  Suite 400                                                                                                      Investor Services
Wheaton, IL 60187                                                                                                International, and
D.O.B.: 11/57                                                                                                    Futures Industry
                                                                                                                 Association

Robert F. Keith, Trustee        o Indefinite Term   President (2003 to Present), Hibs                 138        Director of Trust
c/o First Trust Advisors L.P.                       Enterprises (Financial and Management                        Company of
120 E. Liberty Drive,           o Since Inception   Consulting)                                                  Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating             138        Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                    Covenant
120 E. Liberty Drive,           o Since Inception   Harapan Educational Foundation                               Transport, Inc.
  Suite 400                                         (Educational Products and Services);                         (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                        May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products and
                                                    Services); President and Chief Executive
                                                    Officer (June 2012 to September 2014),
                                                    Dew Learning LLC (Educational Products
                                                    and Services); President (June 2002
                                                    to June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee      o Indefinite Term   Chief Executive Officer, First Trust              138        None
and Chairman of the Board                           Advisors L.P. and First Trust Portfolios
120 E. Liberty Drive,           o Since Inception   L.P.; Chairman of the Board of Directors,
  Suite 400                                         BondWave LLC (Software Development
Wheaton, IL 60187                                   Company) and Stonebridge Advisors LLC
D.O.B.: 09/55                                       (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

          FIRST TRUST MORNINGSTAR MANAGED FUTURES STRATEGY FUND (FMF)
                         DECEMBER 31, 2016 (UNAUDITED)

                                POSITION AND              TERM OF OFFICE
    NAME, ADDRESS                 OFFICES                 AND LENGTH OF                        PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH              WITH TRUST                  SERVICE                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas           President and Chief           o Indefinite Term       Managing Director and Chief Financial Officer
120 E. Liberty Drive,    Executive Officer                                     (January 2016 to Present), Controller (January 2011
  Suite 400                                            o Since January 2016    to January 2016), Senior Vice President (April 2007
Wheaton, IL 60187                                                              to January 2016), First Trust Advisors L.P. and First
D.O.B.: 01/66                                                                  Trust Portfolios L.P.; Chief Financial Officer
                                                                               (January 2016 to Present), BondWave LLC
                                                                               (Software Development Company) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)

Donald P. Swade          Treasurer, Chief Financial    o Indefinite Term       Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,    Officer and Chief                                     President (April 2012 to July 2016), First Trust
  Suite 400              Accounting Officer            o Since January 2016    Advisors L.P. and First Trust Portfolios L.P.; Vice
Wheaton, IL 60187                                                              President (September 2006 to April 2012),
D.O.B.: 08/72                                                                  Guggenheim Funds Investment Advisors,
                                                                               LLC and Claymore Securities, Inc.

W. Scott Jardine         Secretary and Chief           o Indefinite Term       General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,    Legal Officer                                         First Trust Portfolios L.P.; Secretary and General
  Suite 400                                            o Since Inception       Counsel, BondWave LLC; Secretary, Stonebridge
Wheaton, IL 60187                                                              Advisors LLC
D.O.B.: 05/60


Daniel J. Lindquist      Vice President                o Indefinite Term       Managing Director (July 2012 to Present) Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012), First
  Suite 400                                            o Since Inception       Trust Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B: 02/70


Kristi A. Maher          Chief Compliance Officer      o Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,    and Assistant Secretary                               and First Trust Portfolios L.P.
  Suite 400                                            o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66


Roger F. Testin          Vice President                o Indefinite Term       Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                          and First Trust Portfolios L.P.
  Suite 400                                            o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66


Stan Ueland              Vice President                o Indefinite Term       Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                          Vice President (August 2005 to September 2012),
  Suite 400                                            o Since Inception       First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                              L.P.
D.O.B.: 11/70

-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

          FIRST TRUST MORNINGSTAR MANAGED FUTURES STRATEGY FUND (FMF)
                         DECEMBER 31, 2016 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

March 2016

                      This page intentionally left blank.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $30,000 for the fiscal year ended December 31, 2015 and $28,000 for fiscal year ended December 31, 2016.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2015, and $91.91 for the fiscal year ended December 31, 2016.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2015, and $0 for the fiscal year ended December 31, 2016.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $6,000 for the fiscal year ended December 31, 2015 and $6,000 for fiscal year ended December 31, 2016.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for the fiscal year ended December 31, 2015, and $0 for the fiscal year ended December 31, 2016.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2015, and $0 for the fiscal year ended December 31, 2016.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2015, and $0 for the fiscal year ended December 31, 2016.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year ended December 31, 2015 were $6,000 for the registrant, $12,500 for the registrant's investment adviser and $29,000 for the registrant's distributor and for the registrant's fiscal year ended December 31, 2016 were $6,000 for the registrant, $13,000 for the registrant's investment adviser and $32,500 for the registrant's distributor.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
       Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)           First Trust Exchange-Traded Fund V
              ----------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February __, 2017
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: February 23, 2017
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: February 23, 2017
     -------------------

* Print the name and title of each signing officer under his or her signature.